UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_______________________________________

Date of Report: November 23, 2015
(Date of earliest event reported)

QEP RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34778	87-0287750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 17th Street, Suite 800
Denver, Colorado 80265
(Address of principal executive offices and zip code)

(303) 672-6900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Credit Agreement Amendment
On November 23, 2015, QEP, Wells Fargo Bank, National Association, in its capacity as administrative agent, and the other financial institutions party thereto entered into the Fifth Amendment to Credit Agreement (the “Amendment”), which amends the Credit Agreement dated as of August 25, 2011 (as amended by the First Amendment to Credit Agreement dated as of July 6, 2012, the Second Amendment to Credit Agreement dated as of August 13, 2013, the Third Amendment to Credit Agreement dated as of February 25, 2014, and the Fourth Amendment to Credit Agreement dated as of December 2, 2014, the “Revolving Credit Agreement”).
The Amendment amended the Revolving Credit Agreement to, among other matters:
(i) change the leverage ratio covenant to permit a maximum ratio of consolidated net funded debt to consolidated EBITDAX of:
(a) 3.75 to 1.00 for fiscal quarters ended prior to and on December 31, 2015,
(b) 4.25 to 1.00, commencing with the fiscal quarter ending March 31, 2016, through and including the fiscal quarter ending December 31, 2017, and
(c) 3.75 to 1.00 commencing with the fiscal quarter ending March 31, 2018 and thereafter,
(ii) during a debt ratings trigger period, require the ratio of present value to consolidated net funded debt to be least 1.25 to 1.00 for any time prior to or on December 31, 2017, and 1.50 to 1.00 at any time on or after January 1, 2018,
(iii) change the consolidated funded debt to capitalization ratio requirement to be a consolidated net funded debt to capitalization ratio requirement,
(iv) modify the definition of consolidated net funded debt to extend the netting of cash up to $500,000,000 through maturity, with such netting capped at $50,000,000 when the aggregate outstanding loans exceed $50,000,000, and
(v) amend the definitions of debt ratings trigger event and debt ratings trigger period, and other provisions of the Credit Agreement, as more specifically set forth in the Amendment.

Item 9.01	Exhibits

(d)  Exhibits.

Exhibit No.	Exhibit
10.1
Fifth Amendment to Credit Agreement, dated as of November 23, 2015, by and among QEP Resources, Inc., the Lenders party thereto and Wells Fargo Bank, National Association, in its capacity as administrative agent for the Lenders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QEP Resources, Inc.
(Registrant)

November 23, 2015	/s/ Richard J. Doleshek
Richard J. Doleshek Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed or furnished herewith:

Exhibit No.	Exhibit
10.1
Fifth Amendment to Credit Agreement, dated as of November 23, 2015, by and among QEP Resources, Inc., the Lenders party thereto and Wells Fargo Bank, National Association, in its capacity as administrative agent for the Lenders.